                                                                EXHIBIT 10.9(a)

                                IDEX CORPORATION
                              NORTHBROOK, ILLINOIS

                  IDEX MANAGEMENT INCENTIVE COMPENSATION PLAN
                               FOR KEY EMPLOYEES
                           EFFECTIVE JANUARY 1, 1996



 1. The purpose of this Plan is to provide incentive and reward to "key employees" who contribute to the profits of the enterprise by their invention, ability, industry, loyalty or exceptional service, through making them participants in that success. As herein used, the word "key employees" shall be understood to include corporate officers, key Executive Office managerial employees, presidents, and other executives employed in the divisions and subsidiaries (operating units), generally those reporting to an operating unit president or other key managerial or professional employees, engaged in capacities of special responsibility and trust in the development, conduct, or management of the operating unit who may from time to time in the manner herein set forth be deemed and determined by the Board of Directors of the Corporation to be "key employees" for a particular year.

 2. Full power and authority to construe, interpret and administer this Plan shall be vested in the Board of Directors of the Corporation. However, the day-to-day administration of the Plan shall be the responsibility of the senior management of the Corporation, and the Board of Directors shall rely on the senior management for recommendations for awards and interpretation when necessary. Decisions of the Board shall be final, conclusive, and binding upon all parties, including the Corporation, the stockholders, and the employees.

 3. An employee shall be eligible for consideration for extra compensation if he/she is an employee of the Corporation or a subsidiary, and, except for leaves of absence, has continuously been such an employee for more than one year, and remains an employee as of the last day of the fiscal year.

      No employee whose compensation under a contract of employment or otherwise is determined in whole or in part on a commission basis, and no person who is compensated on the basis of a fee or retainer, as distinguished from salary, shall be eligible for extra compensation for the period during which his/her compensation is so determined.

 4. Subject to the provisions of this Plan, the Board of Directors shall have full discretion in making extra compensation awards, but it shall make no award without first considering the recommendations of the Compensation Committee.

 5. Extra compensation awards with respect to any one fiscal year (the "award year") shall be made as soon as feasible after the close of such fiscal year. At the time of adoption of this Plan, the Corporation's fiscal year is the calendar year. So far as possible, such awards shall be made and the beneficiaries shall be notified thereof prior to February 28 of the year following the award year. In the event of a change in the Corporation's fiscal year, this Plan shall apply, with pro-rata adjustments, to any intermediate period not consisting of twelve months and shall then apply to each fiscal year following.

 6. Extra compensation awards for any year shall be payable in cash and the amount of cash payable at the time of the award shall be paid forthwith to each beneficiary.

 7. The amount awarded to a "key employee" under the Plan shall be determined in accordance with the following Plan description:

   a. PERFORMANCE MEASUREMENT

         Performance will be measured using 1) five factors which will measure the quantifiable dimensions of business management performance and are relevant to the IDEX environment, and 2) performance against qualitative goals, which are in the long-run interests of the Corporation.


                                                                            2.

       The five quantitative factors will measure:
       1) performance against the original forecast for profit dollars before tax, interest on net assets, and Executive Office charges;


       2) actual results versus the original forecast for return on average net assets employed;


       3) actual return on average net assets employed versus a target return set by senior management of the Corporation;


       4) actual average working capital per sales dollar versus the original forecast for average working capital per sales dollar; and


       5) actual average working capital per sales dollar versus a target return set by senior management of the Corporation. EXHIBIT I illustrates the makeup of the annual bonus by type of performance measurement criteria.

         The originally forecasted profit, return on net assets employed, and average working capital per sales dollar will be as called for in the annual business plan, as accepted by senior management of IDEX Corporation, and the target return on assets employed and working capital per sales dollar will be established by senior management of IDEX Corporation. The working capital per sales dollar shall be computed on the basis of the 13-month average amount of working capital per dollar of sales for the fiscal year. Operating unit management will be notified of the target return and target working capital per sales dollar by March 31 each year.

         Qualitative performance will normally be measured through a retrospective look at the achievements of the operating unit and specific accomplishments of the bonus plan participant. The qualitative portion of the bonus may also be used to adjust bonuses under special circumstances, such as windfalls or special achievement under adverse circumstances.



                                                                           3.

     b. LEVELS OF PERFORMANCE AND PAYOUT LEVELS
        1) Quantitative Portion of Plan
              EXHIBIT II shows an illustrative relationship between the percentage of target incentive compensation to be paid under the quantitative portion of the Plan and the performance attainment level under the factors shown in EXHIBIT I (Bonus Percent at the Performance Level). The payout percentage will be based on a percentage of goals achieved. At the 100% performance level, the target level of quantitative bonus will be paid. At the 60% performance level, 20% of the target quantitative bonus will be paid, and no bonus will be payable under the quantitative portion of the Plan below the 60% threshold. At 150% of the performance level, the maximum bonus of 200% of the targeted amount will be payable under the quantitative portion of the Plan.

              The weighting of awards under the quantitative portion of the Plan (Weighting Factor) will be 1/5 on attaining profit dollars against original forecast, 1/5 on attaining return on net assets employed against original forecast, 1/5 on attaining return on net assets employed against the target established by senior management, 1/5 on attaining working capital per sales dollar against the original forecast, and 1/5 on attaining average working capital per sales dollar against the corporate target.

              Quantitative performance under the Plan shall be given a 50% weighting, while qualitative performance as described in Section 2) below will receive a 50% weighting.

              The Target Incentive Amount times the Weighting Factor times the Bonus Percent at the Performance Level shown on EXHIBIT II equals the amount of bonus earned for each performance measurement factor. The sum of these amounts for each of the five quantitative factors equals the total bonus to be paid under the quantitative portion of the Plan.

                                                                           4.

     2) Qualitative Portion of the Plan
           Determination of the bonus payable under the qualitative portion of the Plan will be made by totaling the individual scores for each qualitative factor considered (see Section 7.e.), and dividing the total by the number of qualitative factors. This gives an average qualitative score. The average qualitative score will then be converted to a bonus as a percent of target using the following table:


                                           Qualitative Bonus
                  If Overall Average        as a Percentage
                  Qualitative Score Is    of Target Will Be
                  --------------------  ----------------------

                          0                         0%
                          1                         0%
                          2                        40%
                          3                        60%
                          4                        80%
                          5                       100%
                          6                       120%
                          7                       140%
                          8                       160%
                          9                       180%
                         10                       200%


           The bonus percentage determined above will be multiplied by the weighting factor for the qualitative portion of the Plan.

     c. TOTAL BONUS
           The total bonus is the sum of the quantitative bonus, weighted by the 50% factor, and the qualitative bonus, weighted by the 50% factor. For example, quantitative performance at 110% of target generates a payout at the 120% of target level, one half of which is 60%. A qualitative ranking of 7 results in a bonus as a percent of target of 140%, one half of which is 70%. The total bonus as a percent of target in this case would be 60% plus 70%, or a total of 130%.


                                                                           5.

           Target Incentive Amounts and Maximum Incentive Amounts, as percentages of the salaries of the participants as of the beginning of the fiscal year, are shown in EXHIBIT III.

     d. QUANTITATIVE CRITERIA
        1) Profit Dollars Versus Original Forecast
              For measuring divisional results, the Profit Dollars goal shall mean the profit before tax and before parent charges and/or charges for interest on net assets employed, as contained in the operating unit's annual business plan prepared in accordance with Corporation
           policy and   accepted by senior management of IDEX Corporation.
           This plan is often referred to as the "Original Forecast". The actual Profit Dollars for the year shall be the profit before tax and before parent charges and/or interest on net assets as reported in the operating unit's financial statements for the appropriate full fiscal year, with appropriate adjustments resulting from Executive Office review and year-end audit.

        2) Return on Net Assets Employed Versus Original Forecast
              Return on net assets employed shall be calculated as follows:
                   Profit Dollars (as defined in d.1) above) divided by Net Assets Employed (as defined below).

              Net Assets Employed shall mean the average total assets less the total current liabilities, excluding reserves for federal income taxes and intercompany balances with the Executive Office, as reported on the appropriate balance sheets. The average shall be calculated by adding the net assets employed as of the beginning of the fiscal year with the net assets employed as of the end of each of the twelve months during the fiscal year and dividing the total by thirteen.



                                                                           6.

           For measuring operating unit results, the return on assets employed goal shall be as determined from financial schedules contained in the operating unit's annual business plan ("Original Forecast") and the actual return shall be calculated from actual monthly financial statements of the operating unit, including appropriate adjustments resulting from Executive Office review and year-end audit.

     3) Return on Net Assets Employed Versus Target Established by Corporation

           Actual Return on Net Assets Employed for this purpose will be identical to that calculated in ITEM 2 immediately above. The target with which actual results will be compared will be established by senior management of the Corporation on an operating unit-by-operating unit basis, and operating unit presidents will be notified of the amount of the target by March 31 of each year. In establishing the target, senior management will consider a number of factors for each operating unit, including, but not limited to, market position, amount of assets required given the type of business, actual historical performance, anticipated performance, and other factors. The target return will not represent what senior management considers to be optimal or even acceptable performance in many instances. Rather, it represents the rate of return that senior management believes the operating unit should be capable of achieving given its operating environment, and the needs of the Corporation.

     4) Average Working Capital Per Sales Dollar Versus Original
        Forecast
           Actual Working Capital shall be computed by determining the amount of current assets less current liabilities, excluding income tax reserves and intercompany balances with the Executive Office, as shown on the appropriate balance sheets. The Average Working Capital shall be computed by adding the Working Capital as of the beginning of the fiscal year with the Working Capital as of the end of each of the twelve months during the fiscal year and dividing the total by thirteen.


                                                                           7.

     5) Average Working Capital Per Sales Dollar Versus Corporate
        Target
           Average Working Capital per sales dollar versus the Corporate target shall be computed as in ITEM 4 above, except that actual working capital per sales dollar shall be compared with a target amount of working capital per sales dollar as established by senior corporate management. Operating unit presidents will be notified of the target by March 31 each year.

  e. TYPICAL QUALITATIVE CONSIDERATIONS

        Among factors which will be considered in determining qualitative performance under the Plan are the following:
     -  The ability to set realistic goals and accomplish those goals
     - Timely and appropriate reaction to factors which could not reasonably be foreseen at the beginning of the year
     -  Improvement of employee productivity and human resources development
     -  Achievement of milestones against long-term product development goals
     -  Maintenance or improvement of market share
     -  Evaluation and development of a business strategy for future growth
     -  Product excellence
     -  Customer perception of the business
     -  Development of manufacturing processes
     -  Business systems development
     -  "Fleetfootedness"

             Each of the applicable qualitative factors are rated based on the scale on the reverse side of the Performance Measurement Worksheet in Exhibit IV. All ratings must be in even numbers in order to facilitate definitive decisions and gradations of relative performance levels for each factor.


                                                                         8.

           In early October of each performance year, each MICP participant shall individually rate their division on each qualitative factor. The President of each operating unit shall then convene a meeting of the MICP participants to discuss the individual ratings and determine a consensus operating unit rating for each factor and the total average qualitative rating. These ratings shall be forwarded to the President, IDEX and Senior Vice President - Operations by October 15 of the performance year.

           The respective Vice President - Group Executive, and Senior Corporate Officers designated by the President of IDEX, will also independently rate the qualitative criteria for each division without having reviewed the ratings from the operating units, and then will meet to review their ratings and the division consensus ratings in order to determine the final rating for each factor and a final total average qualitative rating for each division.

     f. SPECIAL ADJUSTMENTS
           In special circumstances, awards to specific individuals may be adjusted positively or negatively to reflect individual performance, which substantially affected the operating unit's results. However, these adjustments will be made very infrequently and on the basis of very unusual performance.

 8. If a beneficiary dies, his/her unpaid and undelivered extra compensation awards, if any, shall be paid out and delivered in accordance with the terms specified in such awards to his/her legal representatives or to the persons entitled thereto as determined by a court of competent jurisdiction. Such unpaid and undelivered extra compensation awards, if any, may be paid out and delivered as may be determined by the Committee in its discretion subject to the approval of the Board of Directors.



                                                                          9.

 9. This Plan was effective as of January 22, 1988, and was amended as of January 1, 1996. While, as in the past, it is contemplated that extra compensation will be awarded annually, the Board of Directors shall have the right from time to time to modify or suspend this Plan.

10. Present and future members of the Board of Directors of the Corporation, as such and as members of the Compensation Committee, shall be entitled to the protection given them under the indemnification provisions of the By-Laws of the Corporation.

11.     Forms used to calculate performance under the Plan are attached as
     EXHIBIT IV - Performance Measurement Worksheets, and EXHIBIT V - Individual Incentive Award Worksheet.

12. Computations described herein apply to participants employed in the individual operating units of the Company. Executive Office participants shall generally have their extra compensation computed on the basis of weighted average performance of the operating subsidiaries, and shall also be eligible for the special individual adjustments described in 7.f. above.



                                                                           10.

                                                                       EXHIBIT I

                                IDEX CORPORATION

                     MANAGEMENT INCENTIVE COMPENSATION PLAN
                        PERFORMANCE MEASUREMENT CRITERIA




            FACTOR                            % OF TOTAL CONSIDERATION
- -----------------------------------------------------------------------------
  Actual Profit Dollars vs.
      Original Forecast

             10%
- -------------------------------------
 Actual Return on Net Assets
 Employed vs. Original Target

             10%
- -------------------------------------
 Actual Return on Net Assets                        QUANTITATIVE
Employed vs. Corporate Target

             10%                                        50%
- -------------------------------------
   Actual Average Working
 Capital Per Sales Dollar vs.
      Original Forecast

             10%
- -------------------------------------
Actual Average Working Capital
     Per Sales Dollar vs.
       Corporate Target

             10%
- -----------------------------------------------------------------------------
 Individual and Business Unit
 Performance Measurement Factors
 Including Long-term Objectives
   (e.g. Product development
   benchmarks, market share
   growth, business strategy                        QUALITATIVE
  planning, specific regulatory
      compliance systems                                50%
  development, human resources
  development, and the ability
  to both set and accomplish
      realistic goals)

             50%

                                                                    EXHIBIT II


                               IDEX CORPORATION

                      ILLUSTRATION OF EXTRA COMPENSATION
                     IN RELATION TO LEVEL OF PERFORMANCE
            UNDER QUANTITATIVE PORTION OF EXTRA COMPENSATION PLAN



                 CHART OF BONUS PERCENTAGES EARNED FOR VARIOUS
                             LEVELS OF PERFORMANCE



ACTUAL PERFORMANCE % TARGET                    BONUS PERCENT OF TARGET BONUS

          0  to 59.9%                                           0%
         60  to 64.9%                                          20%
         65  to 69.9%                                          30%
         70  to 74.9%                                          40%
         75  to 79.9%                                          50%
         80  to 84.9%                                          60%
         85  to 89.9%                                          70%
         90  to 94.9%                                          80%
         95  to 99.9%                                          90%
        100 to 104.9%                                         100%
        105 to 109.9%                                         110%
        110 to 114.9%                                         120%
        115 to 119.9%                                         130%
        120 to 124.9%                                         140%
        125 to 129.9%                                         150%
        130 to 134.9%                                         160%
        135 to 139.9%                                         170%
        140 to 144.9%                                         180%
        145 to 149.9%                                         190%
        150 and above                                         200%

                                                                     EXHIBIT III

                                IDEX CORPORATION

                        BONUS TARGETS AND BONUS MAXIMUMS
                       AS RELATED TO SALARY GRADE LEVELS

                                OPERATING UNITS



SALARY LEVEL                 TARGET BONUS                  MAXIMUM BONUS

     24                          57%                            114%

     23                          54%                            108%

     22                          50%                            100%

     21                          45%                             90%

     20                          38%                             76%

     19                          34%                             68%

     18                          28%                             56%

     17                          24%                             48%

     16                          20%                             40%

     15                          17%                             34%

     14                          15%                             30%

                                                                       EXHIBIT V

                                IDEX CORPORATION

                     MANAGEMENT INCENTIVE COMPENSATION PLAN
                      INDIVIDUAL INCENTIVE AWARD WORKSHEET


NAME:       _____________________    PRIOR AWARDS:     19____     $________


TITLE:      _____________________                      19____     $________


LOCATION:   _____________________                      19____     $________


PAY GRADE:  _____________________


INDIVIDUAL BONUS CALCULATION:

     (a)   Base pay                                             $________

     (b)   Target bonus % of pay for salary grade               $________

     (c)   Target bonus dollars (a x b)                         $________

     (d)   Total bonus % target per divisional
           performance measurement worksheet                    $________

     (e)   Actual individual bonus award (c x d)                $________


NOTE: Special Adjustment Awards may be applied only in very unusual and infrequent circumstances, reflecting positive or negative performance by the individual which substantially affected the division's results.

        Describe, if applicable:

                                                                  EXHIBIT IV


                   MANAGEMENT INCENTIVE COMPENSATION PLAN
                      PERFORMANCE MEASUREMENT WORKSHEET


                                                            INITIAL     DATE
                                                          -----------  ------

OPERATING UNIT                           PREPARED BY:
                  ------------------                      -----------  ------

FISCAL YEAR ENDING                       REVIEWED BY: (1)
                  ------------------                      -----------  ------

                                         REVIEWED BY: (2)
                                                          -----------  ------

                                                                      Bonus %
PART I - QUANTITATIVE CRITERIA                                        Target
                                                                      -------
A. PROFIT DOLLARS % ORIGINAL FORECAST

   1.  Actual Profit Dollars             $
                                          --------------
   2.  Original Forecast Profit Dollars  $
                                          --------------
   3.  Actual % Original Forecast                       %
                                          --------------
   4.  Bonus % Target (1)                               % x 10% =             %
                                          --------------                -----


B. RETURN ON NET ASSETS % ORIGINAL FORECAST
   ----------------------------------------
                             Actual   Forecast
                             ------   --------
   1.  Average Net Assets  $          $
                             ------     --------
   2.  Profit Dollars      $          $
                             ------     --------
   3.  Profit % Net Assets          %            %
                             ------     --------
   4.  Actual % Forecast                         %
                                        --------
   5.  Bonus % Target (1)                        %        x 10% =             %
                                        --------                        -----

C. RETURN ON NET ASSETS % CORPORATE TARGET
   ---------------------------------------
   1.  Actual Return on Net
          Assets (from B.3. above)               %
                                        --------
   2.  Corporate Established
          Target Return on Net Assets            %
                                        --------
   3.  Actual % Target                           %
                                        --------
   4.  Bonus % Target (1)                        %        x 10% =             %
                                        --------                        -----

D. WORKING CAPITAL PER SALES DOLLAR % FORECAST
   -------------------------------------------
   1.  Actual Average Working Capital
          Per Sales Dollar %                     %
                                        --------
   2.  Original Forecast Average
          Working Capital Per Sales
          Dollar                                 %
                                        --------
   3.  Actual % Target                           %
                                        --------
   4.  Bonus % Target (1)                        %        x 10% =             %
                                        --------                        -----

E. WORKING CAPITAL PER SALES DOLLAR % CORPORATE TARGET
   ---------------------------------------------------
   1.  Actual Average Working Capital
          Per Sales Dollar                       %
                                        --------
   2.  Corporate Target Amount                   %
                                        --------
   3.  Actual % Corporate Target                 %
                                        --------
   4.  Bonus % Target (1)                        %        x 10% =             %
                                        --------                        -----

   TOTAL QUANTITATIVE BONUS                                                   %
                                                                        =====










PART II - QUALITATIVE CRITERIA               Operating     Group
- ------------------------------                  Unit        Exec.       Final
                                              ---------     -----       -----

A. Ability to set and achieve
   realistic goals                            ---------     -----       -----

B. Timely and appropriate reaction
   to factors not reasonably foreseen
   at the beginning of the year               ---------     -----       -----

C. Improvement of employee productivity
   and human resources development            ---------     -----       -----

D. Achievement of milestones against
   long-term product development goals        ---------     -----       -----

E. Maintenance or improvement of
   market share                               ---------     -----       -----

F. Evaluation and development of a
   business strategy for corporate
   growth                                     ---------     -----       -----

G. Product excellence                         ---------     -----       -----

H. Customer perception of the business        ---------     -----       -----

I. Development of manufacturing
   processes                                  ---------     -----       -----

J. Business systems development               ---------     -----       -----

K. Fleet-footedness                           ---------     -----       -----

L. Other important business
   considerations (list):

   -------------------------------------      ---------     -----       -----

   -------------------------------------      ---------     -----       -----

   -------------------------------------      ---------     -----       -----
                                   TOTAL
                                              ---------     -----       -----

   AVERAGE QUALITATIVE RANKING
                                              ---------     -----       -----
   QUALITATIVE BONUS & TARGET (1)                      %         %           %
                                              ---------     -----       -----
   QUALITATIVE BONUS & TOTAL BONUS            x      .5    x   .5      x   .5
                                              =========     =====       =====
   TOTAL QUALITATIVE BONUS                             %         %           %
                                              =========     =====       =====

PART III - TOTAL BONUS PERCENT OF TARGET BONUS NOTES:

   (A) TOTAL QUANTITATIVE BONUS                %
                                     ---------
   (B) TOTAL QUALITATIVE BONUS                 %
                                     ---------
   TOTAL BONUS % TARGET [(A)+(B)]              %
                                     ---------

NOTES:

(1) Use chart on reverse side to convert to bonus % target.       1/1/96

                                IDEX CORPORATION

                     MANAGEMENT INCENTIVE COMPENSATION PLAN

                 CHART OF BONUS PERCENTAGES EARNED FOR VARIOUS
                             LEVELS OF PERFORMANCE



ACTUAL PERFORMANCE % TARGET                    BONUS PERCENT OF TARGET BONUS

          0  to 59.9%                                           0%
         60  to 64.9%                                          20%
         65  to 69.9%                                          30%
         70  to 74.9%                                          40%
         75  to 79.9%                                          50%
         80  to 84.9%                                          60%
         85  to 89.9%                                          70%
         90  to 94.9%                                          80%
         95  to 99.9%                                          90%
        100 to 104.9%                                         100%
        105 to 109.9%                                         110%
        110 to 114.9%                                         120%
        115 to 119.9%                                         130%
        120 to 124.9%                                         140%
        125 to 129.9%                                         150%
        130 to 134.9%                                         160%
        135 to 139.9%                                         170%
        140 to 144.9%                                         180%
        145 to 149.9%                                         190%
        150 and above                                         200%

                         ______________________________

                    INDIVIDUAL QUALITATIVE CRITERIA RATINGS

 SCALE                             RATING
 -----  -----------------------------------------------------------------

   0    Unacceptable level of performance
   2    Intermediate level of performance - Low
   4    Meets standard level of performance - Low Side
   6    Meets standard level of performance - High Side
   8    Intermediate level of performance - High
  10    Difficult to see how the performance level could have been better


                     QUALITATIVE BONUS % TARGET CONVERSION

          Overall Average                         Quantitative
         Qualitative Rating                      Bonus % Target
         ------------------                      --------------

                  0                                     0
                  1                                     0
                  2                                    40
                  3                                    60
                  4                                    80
                  5                                   100
                  6                                   120
                  7                                   140
                  8                                   160
                  9                                   180
                 10                                   200